AMENDMENT TO
                              CAVALIER HOMES, INC.
                  1996 KEY EMPLOYEE STOCK INCENTIVE PLAN



                  As directed by the Board of Directors of Cavalier Homes, Inc. (the "Company") at its meeting held on October 20, 1998, the Company's 1996 Key Employee Stock Incentive Plan, as amended from time to time, is hereby further amended in order to delete Section 13.2 thereof in its entirety.




                                                     /s/ BARRY B. DONNELL
                                                    ----------------------------
                                                    Barry B. Donnell